                                                                    EXHIBIT 99.2



                        PRO FORMA FINANCIAL INFORMATION

         The following tables set forth unaudited pro forma financial information for the Company as of and for the nine months ended September 30, 1996 and for the year ended December 31, 1995 after giving effect to (i) the acquisition of office properties and land that have been consummated since the beginning of the periods presented and the acquisition of other office properties and land that the Company expects to consummate in the near future,
(ii) the sale of 11,627,907 shares of Common Stock to USRealty in April 1996,
(iii) the completion of the July 1996 offering of 10,260,714 shares of Common Stock (the "July 1996 Offering"), (iv) the completion of the Offering and Concurrent USRealty Purchase of 7,142,857 shares of Common Stock (the "offering and Concurrent USReality Purchase"), (v) the completion of the Offering of 1,071,429 Additional Shares of Common Stock, (vi) the completion of the October 1996 Offering of 1,740,000 shares of Series A Cumulative Convertible Redeemable Preferred Stock (the "Series A Preferred Stock Offering"), (vii) the sale of 2550 M Street in downtown Washington, D.C., and (viii) the repayment of draws on the Line of Credit.

         The unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the following transactions had been consummated on September
30, 1996: (a) the purchase of the Peterson Portfolio; (b) the purchase of the NELO/Orchard Portfolio; (c) the purchase of the Greyhound Building; (d) the purchase of Pointe Corridor Centre IV; (e) the purchase of the Camelback Lakes Corporate Center; (f) the purchase of Rio Robles Technology Center; (g) the purchase of Search Plaza; (h) the purchase J.D. Edwards; (i) the purchase of Del Mar Corporate Plaza; (j) the purchase of Quorum North; (k) the purchase of South Coast Executive Center; (l) the purchase of Data I/O Willows; (m) the purchase of Unisys Center; (n) the sale of 2550 M Street; (o) the completion of the Offering and Concurrent USRealty Purchase (p) the completion of the Offering of the Additional Shares of Common Stock; (q) the completion of the Series A Preferred Stock Offering; and (r) the repayment of draws on the Line of Credit.

         The unaudited Pro Forma Condensed Consolidated Statements of
Operations are presented as if the following transactions had been consummated as of the beginning of the respective periods: (a) the purchase of One Rock Spring Plaza; (b) the purchase of Tycon Courthouse; (c) the purchase of an additional 7.58% ownership interest in Square 24 Associates, the partnership owning 2445 M Street, Washington, D.C.; (d) the purchase of the Scenic Business Park; (e) the purchase of the Harbor Corporate Park; (f) the purchase of AT&T Center; (g) the purchase of Reston Quadrangle; (h) the purchase of Harlequin Plaza North and South and Quebec Court I and II; (i) the purchase of The
Quorum; (j) the purchase of Parkway North Center; (k) the purchase of the Redmond East Business Campus; (l) the purchase of the Plaza PacifiCare
Building; (m) the purchase of Parkway One; (n) the purchase of Norwood Tower;
(o) the purchase of the Warner Center Business Park; (p) the purchase of the Littlefield Portfolio; (q) the purchase of Riata Land; (r) the purchase of Katella Corporate Center; (s) the purchase of Greenwood Centre; (t) the purchase of Panorama Corporate Center; (u) the purchase of Quebec Centre; (v) the purchase of the Sunnyvale Research Plaza; (w) the purchase of the Peterson Portfolio; (x) the purchase of the NELO/Orchard Portfolio; (y) the purchase of the Greyhound Building; (z) the purchase of Pointe Corridor Centre IV; (aa) the purchase of the Camelback Lakes Corporate Center; (bb) the purchase of Rio Robles Technology Center; (cc) the purchase of Search Plaza; (dd) the purchase of J.D. Edwards; (ee) the purchase of Del Mar Corporate Plaza; (ff) the purchase of Quorum North; (gg) the purchase of South Coast Executive Center; (hh) the purchase of Data I/O Willows; (ii) the purchase of Unisys Center; (jj) the sale of 2550 M Street; (kk) the sale of shares of Common Stock to USRealty in April 1996; (ll) the completion of the July 1996 Offering; (mm) the Completion of the Offering and

Concurrent USRealty Purchase; (nn) the completion of the Offering of Additional Shares of Common Stock; (oo) the Series A Preferred Stock Offering; and (pp) the repayment of draws on the Line of Credit.

         In management's opinion, all material adjustments necessary to reflect the transactions described above are presented in the pro forma adjustments columns, which are further described in the notes to the unaudited pro forma financial information.

         The unaudited Pro Forma Condensed Consolidated Balance Sheet and the unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the Consolidated Financial Statements of the Company and Notes thereto. The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been at September 30, 1996, had the aforementioned transactions occurred on such date, nor does it purport to represent the future financial position of the Company. The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the aforementioned transactions had been consummated as of the beginning of the respective periods, nor do they purport to represent the results of operations for future periods.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)


                                                                                 At September 30, 1996 (Unaudited)
                                                                  --------------------------------------------------------------
                                                                                      Pro Forma Adjustments
                                                                  --------------------------------------------------------------
                                                                     Acquired               Probable                Sale of
                                             Historical (A)        Properties (B)       Acquisitions (C)        2550 M St. (D)
                                             --------------       --------------       ------------------      -----------------
     ASSETS
Rental property, net                         $      906,342        $    374,967 (1)     $         91,257 (4)    $      (10,642)
Development property                                 40,449               5,955 (1)               12,664 (4)               -
Restricted and unrestricted cash                     22,882                 -                        -                     -
Other assets                                         74,235              (1,096)(1)(2)              (242)(5)            (4,512)
                                             --------------       --------------       ------------------      -----------------
     Total assets                            $    1,043,908        $    379,826         $        103,679        $      (15,154)
                                             ==============       ==============       ==================      =================

     LIABILITIES
Mortgages and notes payable                  $      426,069        $    369,515 (2)     $        103,579 (5)    $      (38,500)
Other liabilities                                    20,480               8,811 (2)                  -                     -
                                             --------------       --------------       ------------------      -----------------
     Total liabilities                              446,549             378,326                  103,579               (38,500)

Minority interest                                    51,611                 -                        100 (6)             5,930
                                             --------------       --------------       ------------------      -----------------

   STOCKHOLDERS' EQUITY
Preferred stock                                         -                   -                        -                     -
Common stock                                            355                   1 (3)                  -                     -
Additional paid-in capital                          588,684               1,499 (3)                  -                     -
Dividends paid in excess of earnings                (43,291)                -                        -                  17,416
                                             --------------       --------------       ------------------      -----------------
     Total stockholders' equity                     545,748               1,500                      -                  17,416
                                             --------------       --------------       ------------------      -----------------
     Total liabilities and stockholders'
       equity                                $    1,043,908        $    379,826         $        103,679        $      (15,154)
                                             ==============       ==============       ==================      =================


                                                           At September 30, 1996 (Unaudited)
                                                 --------------------------------------------------
                                                               Pro Forma Adjustments
                                                 --------------------------------------------------
                                                                     Offering and
                                                      Series A        Concurrent       Offering of
                                                  Preferred Stock      USRealty        Additional        Pro Forma
                                                    Offering (E)     Purchase (F)      Shares (G)       Consolidated
                                                 -----------------  ---------------   -------------    ---------------
     ASSETS
Rental property, net                              $           -      $         -       $        -       $   1,361,924
Development property                                          -                -                -              59,068
Restricted and unrestricted cash                              -                -                -              22,882
Other assets                                                  -                -                -              68,385
                                                 -----------------  ---------------   -------------    ---------------
     Total assets                                 $           -      $         -       $        -       $   1,512,259
                                                 =================  ===============   =============    ===============

     LIABILITIES
Mortgages and notes payable                       $       (42,915)   $    (178,364)    $    (26,780)    $     612,604
Other liabilities                                             -                -                -              29,291
                                                 -----------------  ---------------   -------------    ---------------
     Total liabilities                                    (42,915)        (178,364)         (26,780)          641,895

Minority interest                                             -                -                -              57,641
                                                 -----------------  ---------------   -------------    ---------------

   STOCKHOLDERS' EQUITY
Preferred stock                                                17              -                -                  17
Common stock                                                  -                 71               11               438
Additional paid-in capital                                 42,898          178,293           26,769           838,143
Dividends paid in excess of earnings                          -                -                -             (25,875)
                                                 -----------------  ---------------   -------------    ---------------
     Total stockholders' equity                            42,915          178,364           26,780           812,723
                                                 -----------------  ---------------   -------------    ---------------
     Total liabilities and stockholders'
       equity                                     $           -      $         -       $        -       $   1,512,259
                                                 =================  ===============   =============    ===============

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                                 BALANCE SHEET

                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

ADJUSTMENTS (DOLLARS IN THOUSANDS):

(A) Reflects the Company's historical consolidated balance sheet as of September 30, 1996.

(B) Reflects the following pro forma adjustments related to the acquired properties:

      (1) total acquisition costs of $381,176 ($128,466 related to the Peterson Portfolio, $123,850 related to the NELO/Orchard Portfolio; $9,350 related to the Greyhound Building, $15,100 related to Pointe Corridor Center IV, $26,900 related to Camelback Lakes Corporate Center, $46,250 related to Rio Robles Technology Center, $15,143 related to Search Plaza, and $16,117 related to Del Mar Corporate Plaza);

      (2) the assumption of existing debt of $63,167 ($22,240 related to the Peterson Portfolio and $40,927 related to the NELO/Orchard Portfolio) and other liabilities of $8,811 ($1,288 related to the Peterson Portfolio, $7,170 related to the NELO/Orchard Portfolio, $197 related to Search Plaza, and $156 related to Del Mar Corporate Plaza), use of the Company's purchase deposits ($1,350) net of other assets acquired ($254), and a draw on the Company's Line of Credit ($306,348); and

      (3) the issuance of 62,696 shares of Common Stock in connection with the purchase of the Peterson Portfolio.

(C) Reflects the following pro forma adjustments related to the anticipated effects of probable acquisitions:

      (4) total acquisition costs of $103,921 ($7,138 related to J.D. Edwards, $10,720 related to Quorum North, $20,650 related to South Coast Executive Center, $14,193 related to Data I/O Willows, and
           $51,220 related to Unisys Center);

      (5) the assumption of existing debt ($10,000) related to South Coast Executive Center, a draw on the Company's Line of Credit ($93,579) and use of the Company's purchase deposits ($242) towards the acquisitions; and

      (6) the value of 4,000 dividend-paying units in CarrAmerica Realty, L.P. to be issued in connection with the purchase of South Coast Executive Center.

(D) Reflects the anticipated sale of the building located at 2550 M Street in Washington D.C. for $40,250 less estimated transaction costs of $1,750.

(E) Reflects the issuance of 1,740,000 shares of Series A Preferred Stock at the price of $25 per share. Transaction costs of $585 were incurred. The Company used all of the proceeds to pay down amounts outstanding under its Line of Credit.

(F) Reflects the issuance of 7,142,857 shares of Common Stock at the price of $26 per share. Transaction costs of $7,350 were incurred. The Company used all of the proceeds to pay down amounts outstanding under its Line of Credit.

(G) Reflects the issuance of 1,071,429 additional shares of Common Stock at the price of $26 per share. Transaction costs of $1,077 are expected to be incurred. The Company expects to use all of the proceeds to pay down amounts outstanding under its Line of Credit.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In thousands, except per share data)


                                                        For the nine months ended September 30, 1996 (Unaudited)
                                      ---------------------------------------------------------------------------------------------
                                                                          Pro Forma Adjustments
                                                        ---------------------------------------------------------------------------
                                                                                                                      Series A
                                                           Acquired               Probable           Sale of       Preferred Stock
                                      Historical (A)    Properties (B)        Acquisitions (C)      2550 M St.(D)   Offering (E)
                                      --------------    ----------------      ----------------     --------------  ----------------
Real estate operating revenue:
   Rental revenue                     $     100,639     $        66,207 (1)   $         9,161 (6)  $     (4,560)   $          -
   Real estate service income                 9,265                 -                     -                 -                 -
                                      --------------    ----------------      ----------------     --------------  ----------------
       Total revenues                       109,904              66,207                 9,161            (4,560)              -
                                      --------------    ----------------      ----------------     --------------  ----------------

Real estate operating expenses:
   Property operating expenses               33,371              22,596 (4)             3,225 (8)        (1,696)              -
   Interest expense                          21,857              24,923 (2)             5,114 (9)        (2,166)           (2,413)
   General and administrative                10,661                 -                     -                 -                 -
   Depreciation and amortization             25,744              13,754 (3)             1,994 (7)          (813)              -
                                      --------------    ----------------      ----------------     --------------  ----------------
       Total operating expenses              91,633              61,273                10,333            (4,675)           (2,413)
                                      --------------    ----------------      ----------------     --------------  ----------------

       Real estate operating income          18,271               4,934                (1,172)              115             2,413

   Other operating income (expense)           1,610                   4 (1)               -                 (20)              -
                                      --------------    ----------------      ----------------     --------------  ----------------


   Income before minority interest           19,881               4,938                (1,172)               95             2,413
                                      --------------    ----------------      ----------------     --------------  ----------------

Minority interest                            (3,895)               (526)(5)              (117)(10)          (24)              -
                                      --------------    ----------------      ----------------     --------------  ----------------

   Income from continuing operations  $      15,986     $         4,412       $        (1,289)     $         71    $        2,413
                                      ==============    ================      ================     ==============  ================

Earnings from continuing operations
     per common share (H)             $        0.70
                                      ==============


                                                 For the nine months ended September 30, 1996 (Unaudited)
                                                 -------------------------------------------------------
                                                     Pro Forma Adjustments
                                                 ------------------------------
                                                  Offering and
                                                   Concurrent      Offering of
                                                    USRealty       Additional       Pro Forma
                                                  Purchase (F)     Shares (G)     Consolidated
                                                 --------------   -------------  --------------
Real estate operating revenue:
   Rental revenue                                $         -      $         -    $     171,447
   Real estate service income                              -                -            9,265
                                                 --------------   -------------  --------------
       Total revenues                                      -                -          180,712
                                                 --------------   -------------  --------------

Real estate operating expenses:
   Property operating expenses                             -                -           57,496
   Interest expense                                    (10,034)          (1,506)        35,775
   General and administrative                              -                -           10,661
    Depreciation and amortization                          -                -           40,679
                                                 --------------   -------------  --------------
       Total operating expenses                        (10,034)          (1,506)       144,611
                                                 --------------   -------------  --------------

       Real estate operating income                     10,034            1,506         36,101

    Other operating income (expense)                       -                -            1,594
                                                 --------------   -------------  --------------


   Income before minority interest                      10,034            1,506         37,695
                                                 --------------   -------------  --------------

Minority interest                                           -                -          (4,562)
                                                 --------------   -------------  --------------

   Income from continuing operations             $      10,034    $       1,506  $      33,133
                                                 ==============   =============  ==============

Earnings from continuing operations
     per common share (H)                                                        $        0.71
                                                                                 ==============



                                                               For the year ended December 31, 1995 (Unaudited)
                                      ---------------------------------------------------------------------------------------------
                                                                            Pro Forma Adjustments
                                                       ----------------------------------------------------------------------------
                                                                                                                     Series A
                                                          Acquired               Probable           Sale of       Preferred Stock
                                      Historical (A)   Properties (B)        Acquisitions (C)      2550 M St.(D)   Offering (E)
                                      ---------------  ----------------     -----------------     --------------  -----------------
Real estate operating revenue:
   Rental revenue                     $       89,539   $       128,125 (1)   $        12,086 (6)   $    (5,686)    $         -
   Real estate service income                 11,315               -                     -                 -                 -
                                      ---------------  ----------------     -----------------     --------------  -----------------
       Total revenues                        100,854           128,125                12,086            (5,686)              -
                                      ---------------  ----------------     -----------------     --------------  -----------------

Real estate operating expenses:
   Property operating expenses                31,579            41,819 (4)             4,263 (8)        (2,312)              -
   Interest expense                           21,873            38,171 (2)             7,095 (9)        (3,005)           (3,349)
   General and administrative                 10,711               -                     -                 -                 -
   Depreciation and amortization              18,495            31,458 (3)             2,658 (7)        (1,023)              -
                                      ---------------  ----------------     -----------------     --------------  -----------------
       Total operating expenses               82,658           111,448                14,016            (6,340)           (3,349)
                                      ---------------  ----------------     -----------------     --------------  -----------------

       Real estate operating income           18,196            16,677                (1,930)              654             3,349


   Other operating income (expense)             (912)               81 (1)               -                 (39)              -
                                      ---------------  ----------------     -----------------     --------------  -----------------


   Income before minority interest            17,284            16,758                (1,930)              615             3,349
                                      ---------------  ----------------     -----------------     --------------  -----------------

Minority interest                             (5,217)             (638)(5)              (136)(10)         (163)              -
                                      ---------------  ----------------     -----------------     --------------  -----------------

   Income from continuing operations  $       12,067   $        16,120       $        (2,066)      $       452     $       3,349
                                      ===============  ================     =================     ==============  =================

Earnings from continuing operations
     per common share (H)             $         0.90
                                      ===============


                                            For the year ended December 31, 1995 (Unaudited)
                                            ------------------------------------------------
                                                Pro Forma Adjustments
                                            -----------------------------
                                            Offering and
                                             Concurrent      Offering of
                                              USRealty       Additional       Pro Forma
                                            Purchase (F)     Shares (G)     Consolidated
                                            --------------   ------------   --------------
Real estate operating revenue:
   Rental revenue                           $        -       $        -     $    224,064
   Real estate service income                        -                -           11,315
                                            --------------   ------------   --------------
       Total revenues                                -                -          235,379
                                            --------------   ------------   --------------

Real estate operating expenses:
   Property operating expenses                       -                -           75,349
   Interest expense                              (13,923)          (2,090)        44,772
   General and administrative                        -                -           10,711
   Depreciation and amortization                     -                -           51,588
                                            --------------   ------------   --------------
       Total operating expenses                  (13,923)          (2,090)       182,420
                                            --------------   ------------   --------------

       Real estate operating income               13,923            2,090         52,959


   Other operating income (expense)                  -                -             (870)
                                            --------------   ------------   --------------


   Income before minority interest                13,923            2,090         52,089
                                            --------------   ------------   --------------

Minority interest                                    -                -           (6,154)
                                            --------------   ------------   --------------

   Income from continuing operations        $     13,923     $      2,090   $    $45,935
                                            ==============   ============   ==============

Earnings from continuing operations
     per common share (H)                                                   $       0.98
                                                                            ==============

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND THE YEAR ENDED DECEMBER 31,
                                     1995
                                  (UNAUDITED)

ADJUSTMENTS (DOLLARS IN THOUSANDS):

(A) Reflects the Company's historical consolidated statements of operations for the nine months ended September 30, 1996 and the year ended December 31, 1995.

(B) Pro forma adjustments for the purchases of the acquired properties reflect:

      (1)  the historical operating activity of the properties acquired;

      (2) the additional interest expense on the Line of Credit ($19,120 of interest costs net of $1,871 capitalized for the nine months ended September 30, 1996 and $25,703 of interest costs net of $3,329 capitalized in 1995) and interest expense on debt assumed in certain acquisitions ($7,674 for the nine months ended September 30, 1996 and $15,797 in 1995);

      (3) the depreciation expense for the acquisitions based on the new accounting basis for the rental property acquired;

      (4) the historical operating activity of the rental property ($24,619 for the nine months ended September 30, 1996 and $45,475 in 1995) reduced by the elimination of management fee expenses that are no longer incurred by the Company upon purchase of the properties ($2,023 for the nine months ended September 30, 1996 and $3,656 in 1995); and

      (5)  the minority interest share of earnings.

(C)   Pro forma adjustments for the probable acquisitions reflect:

      (6)  the historical operating activity of the properties to be acquired;

      (7) the depreciation expense for the probable acquisitions based on the new accounting basis for the rental property to be acquired;

      (8) the historical operating activity of the rental property to be acquired ($3,551 for the nine months ended September 30, 1996 and $4,679 in 1995) reduced by the elimination of management fee expenses that will not be incurred by the Company upon purchase of the properties ($326 for the nine months ended September 30, 1996 and $416 in 1995);

      (9) the additional interest expense on the Line of Credit ($5,263 of interest costs net of $712 capitalized for the nine months ended September 30, 1996 and $7,334 of interest costs net of $989 capitalized in 1995) and interest expense on debt assumed in the anticipated acquisition of South Coast Executive Center ($563 for the nine months ended September 30, 1996 and $750 for 1995); and

     (10)  the minority interest share of earnings.

(D) Reflects the elimination of the operating activity and effect on minority interest of the building expected to be sold located at 2550 M Street in Washington, D.C. and the reduction in interest expense associated with the pay down of the Line of Credit with the sales proceeds. The estimated gain on the anticipated sale of $23,346 is not reflected in the pro forma condensed consolidated statements of operations.

(E) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the Line of Credit with the proceeds from the Series A Preferred Stock Offering.

(F) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the Line of Credit with the proceeds from the Offering and Concurrent USRealty Purchase.

(G) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the Line of Credit with the proceeds from the offering of additional shares.

(H) Based upon 49,246,221 and 49,223,779 pro forma shares of Common Stock outstanding and common stock equivalents on a weighted average basis during the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively. Net income and weighted average shares outstanding have been adjusted for certain minority interests which have a dilutive effect on earnings per share.